                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2002

                               ALPINE EQUITY TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                  888-785-5578

Alpine U.S. Real Estate Equity Fund ("U.S. Fund")
Alpine International Real Estate Equity Fund ("International Fund") Alpine Realty Income and Growth Fund ("Income and Growth Fund")


         This Statement of Additional Information pertains to Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income and Growth Fund (collectively, the "Funds"). The Funds are separate series of Alpine Equity Trust (the "Trust"). Shares of the Funds are offered through a Prospectus. A copy of the Prospectus may be obtained without charge by calling the number listed above. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you with additional information regarding the activities and operations of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectus.
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                                TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS .............................   3
SPECIAL INVESTMENT TECHNIQUES ..............................................  15
INVESTMENT RESTRICTIONS ....................................................  18
CERTAIN RISK CONSIDERATIONS ................................................  23
MANAGEMENT .................................................................  23
TRUSTEES COMPENSATION TABLE ................................................  24
CODE OF ETHICS .............................................................  28
INVESTMENT ADVISER .........................................................  29
DISTRIBUTOR ................................................................  31
ALLOCATION OF BROKERAGE ....................................................  31
ADDITIONAL TAX INFORMATION .................................................  32
NET ASSET VALUE ............................................................  35
PURCHASE OF SHARES .........................................................  36
HISTORY OF THE FUNDS AND GENERAL INFORMATION ...............................  38
PERFORMANCE INFORMATION ....................................................  41
FINANCIAL STATEMENTS .......................................................  43
APPENDIX "A" DESCRIPTION OF BOND RATINGS ...................................  44
APPENDIX "B" FUTURES AND OPTIONS ...........................................  50

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                 DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS

                  The investment objective of each Fund and a description of the principal investment strategies of each Fund is set forth under "ABOUT THE FUNDS" and "PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS" in the Prospectus. Each Fund's investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

                  Alpine Management & Research, LLC (the "Adviser") serves as the investment adviser of each Fund.

TYPES OF INVESTMENTS

Equity Securities

                  Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Convertible Securities

                  Each Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

                  Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

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Warrants

                  Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

                  Each Fund may purchase securities of non-U.S. issuers and securities of U.S. issuers that trade in foreign markets ("foreign securities"). To the extent that foreign securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect: the Funds' net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase. Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The performance of the Funds will be measured in U.S. dollars, the base currency for the Funds. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

                  The Funds may engage in transactions in foreign securities which are listed on foreign securities exchanges, traded in the over-the-counter markets or issued in private placements. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser, this affords the Funds the ability to obtain best price and execution. Securities markets of foreign countries in which the Funds may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments;
(6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Funds to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries. These various risks may be greater in emerging market countries.

                  American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Fixed Income Securities

                  The Funds may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. Fixed income securities may include:

                  -        bonds, notes and debentures issued by corporations;

                  -        debt securities issued or guaranteed by the U.S.
                           Government or one of its agencies or
                           instrumentalities ("U.S. Government Securities");

                  -        municipal securities;

                  -        mortgage-backed and asset-backed securities;

                  - debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

                  The Funds may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's") in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called "junk bonds") have received a rating from S&P or Moody's of below investment grade, or have been given no rating and are determined by the Adviser to be

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of a quality below investment grade. Each Fund may invest up to 15% of the value of its total assets in non-investment grade debt securities. However, the Funds may not invest in debt securities rated below Ccc by S&P or Caa by Moody's (or unrated debt securities determined to be of comparable quality by the Adviser). There are no limitations on the maturity of debt securities that may be purchased by the Funds.

Sovereign Debt Obligations

                  Each Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Securities of Other Investment Companies

                  Each Fund may invest in the securities of other registered, open-end investment companies that have investment objectives and policies similar to its own. The Funds may also purchase shares of money market funds that invest in U.S. Government Securities and repurchase agreements, in lieu of purchasing money market instruments directly. Any investment by a Fund in the securities of other investment companies, including money market funds, will be subject to the limitations on such investments contained in the Investment Company Act of 1940 (the "1940 Act"). Shareholders of a Fund that holds shares of another investment company will indirectly bear the fees and expenses of that company, which will be in addition to the fees and expenses they bear as shareholders of the Funds.

                  Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value, but may also trade at a premium to net asset value. The Funds may pay a premium to invest in a closed-end investment company in circumstances where the Adviser determines that the potential for capital growth justifies the payment of a premium. Closed-end investment companies, as well as money market funds, pay investment advisory and other fees and incur various expenses in connection with their operations. Shareholders of the Funds will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Funds.

Mortgage-Backed Securities

                  Each Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which the Funds may invest include collateralized mortgage obligations ("CMOs") and interests in real estate mortgage investment conduits ("REMICs").

CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986, as amended (the "Code") and have the same characteristics as CMOs.

                  Each Fund may from time to time also invest in "stripped" mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, "interest only" and "principal only" mortgage-backed securities are considered to be illiquid The prices of these securities are more volatile than the prices of debt securities which make periodic payments of interest.

                  Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Fund must be reinvested in other securities. As a result, prepayments in excess of that anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interests rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interest rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

Asset-Backed Securities

                  Each Fund may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
Asset-

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backed securities may be "stripped" into classes in a manner similar to that described under the "Mortgage-Backed Securities," above, and are subject to the prepayment risks described therein.

Strategic Investments

Foreign Currency Transactions; Currency Risks

                  Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

                  Each Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

                  The Funds may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in a Fund's best interest to do so. The Funds will not speculate in foreign currency.

                  Except for cross-hedges, a Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign

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currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

                  It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

                  The Funds may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Funds. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 5% of the Fund's net assets.

                  A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

                  A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund

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would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

                  Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

                  The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

                  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

                  By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

                  A foreign currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

                  Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

                  Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Illiquid Securities

                  The Trust's Board of Trustees (the "Trustees") has adopted procedures to determine the liquidity of certain restricted securities, as permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "1933 Act"). Rule 144A (the "Rule") is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Staff of the SEC has left the question of determining the liquidity of restricted securities eligible for resale under the Rule for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of these restricted securities:

                  (i)      the frequency of trades and quotes for the security;

                  (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

                  (iii)    dealer undertakings to make a market in the security;
                           and

                  (iv) the nature of the security and the nature of the marketplace trades.

When-Issued and Delayed Delivery Securities

                  These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market and are maintained until the transaction has been settled.

Lending of Portfolio Securities

                  The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Temporary Investments

                  For defensive purposes, each Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Adviser deems appropriate. Fixed income securities will be deemed to be of high quality if they are rated "A" or better by S&P or the corresponding rating by Moody's or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

                  -        Government Securities;

                  -        commercial paper;

                  - certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation;

                  -        repurchase agreements for U.S. Government Securities;

                  - short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and

                  -        repurchase agreements.

                  Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the bankruptcy or insolvency of the seller, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral. The Funds have adopted procedures designed to minimize the risks of loss from repurchase agreements.

                  The Funds' custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Funds, the Funds could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Funds might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

                  The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash and involve risks similar to those discussed under "Borrowing" below. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

                  When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Short Sales

                  Each of the Funds may effect short sales of securities. A short sale involves the sale of a security that a Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. The Fund selling short must borrow the security sold short and will be obligated to return the security to the lender. This is accomplished by a later purchase of the security by the Fund to close its short position. When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the securities sold short. A Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund's net assets.

                  The use of short sales is considered a speculative investment practice. The limited use of this practice, however, permits the Funds to pursue opportunities to profit from anticipated declines in the prices of particular securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events.

                  The Funds may also effect short sales "against the box" to hedge against a decline in the value of a security owned by the Fund. These transactions are not subject to the 10% limitation described above. However, if a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding.

Borrowing

                  Each Fund may borrow money for investment purposes (which is a practice known as "leverage"). Leveraging creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's net assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund's investments will be borne entirely by the Fund's shareholders, the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrower funds exceeds the interest a Fund will have to pay, the Fund's investment return will be greater than if leveraging was not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

                          SPECIAL INVESTMENT TECHNIQUES

                  Each Fund may engage in transactions in options and futures contracts and options on futures contracts. These instruments derive their performance, at least in part, from the performance of an underlying asset or index. The discussion below provides additional information regarding the use of options on stock indices and stock index futures. Appendix B to this Statement of Additional Information sets forth further details regarding options and futures.

Regulatory Matters

                  The Funds will comply with and adhere to all limitations on the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, the Funds will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its net assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act and regulations thereunder. As to long positions which are used as part of a Fund's investment strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

                  Options on Securities - Each Fund may purchase call and put options on securities to seek capital growth or for hedging purposes. The Funds may also write and sell covered call and put options for hedging purposes.

                  Options on Securities Indices - Each Fund may purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes.

                  Each Fund may invest up to 10% of the value of its net assets, represented by premiums paid, to purchase call and put options on securities and securities indices. A Fund may not write covered call and put options on securities and securities indices with aggregate exercise prices in excess of 15% of the value of its net assets.

Risks of Options on Stock Indices

                  The purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

                  The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

Stock Index Futures Characteristics

                  Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by the Funds will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

                  Unlike when the Funds purchase or sell a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract. Instead, the Funds will be required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Funds upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Funds may be required to make during the term of the contracts to their broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Funds, the price of the underlying stock index declined, thereby making the Funds' position less valuable. In all instances involving the purchase of stock index futures contracts by the Funds, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Funds' custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Funds may elect to close their position by taking an opposite position which will operate to terminate their position in the futures contract. For a more complete discussion of the risks involved in stock index futures, refer to the Appendix ("Futures and Options").

                  Where futures are purchased to hedge against a possible increase in the price of a security before the Funds are able to fashion their program to invest in the security or in options on the security, it is possible that the market may decline instead. If the Funds, as a result, concluded not to make the planned investment at that time because of concern as to the possible further market decline or for other reasons, the Funds would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                  In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Funds have insufficient available cash, they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

                  Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. Where an asterisk (*) appears, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Trustees without shareholder approval. As used in this Statement of Additional Information and in the Prospectuses, "a majority of the outstanding voting securities of a Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares of the Fund present if more than 50% of the shares are present at a meeting in person or by proxy.

1.       Diversification

         U.S. Fund

                  The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation.

                  In addition, the U.S. Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.*

         International Fund

                  With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

         Income and Growth Fund

                  The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 50% of the value of its total assets may be invested without regard to such 5% limitation.

                  In addition, the Income and Growth Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.*

2.       Investment for Purposes of Control or Management

                  The U.S. Fund*, the International Fund and the Income and Growth Fund* may not invest in companies for the purpose of exercising control or management.

3.       Purchase of Securities on Margin

                  The U.S. Fund*, the International Fund and the Income and Growth Fund* may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

4.       Underwriting

         U.S. Fund

                  The U.S. Fund may not engage in the business of underwriting securities of other issuers.

         International Fund

                  The International Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

         Income and Growth Fund

                  The Income and Growth Fund may not engage in the business of underwriting securities of other issuers.

5.       Interests in Oil, Gas or Other Mineral Exploration or Development
         Programs

                  The Funds may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

6.       Concentration in Any One Industry

                  Each Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, each Fund may temporarily invest less than 25% of the value of its assets in such securities during periods of adverse economic conditions in the real estate industry.

7.       Short Sales

                  Each Fund may effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund's net assets; provided, however, if the

Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales "against the box"), this limitation is not applicable.

8.       Lending of Funds and Securities

                  The Funds may not make loans of money or securities, except to the extent that the Funds may lend money through the purchase of permitted investments, including repurchase agreements, and may lend securities in accordance with such procedures as may be adopted by the Trustees.

                  The Funds may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

9.       Commodities

         U.S. Fund

                  The U.S. Fund may not purchase, sell or invest in physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities of other instruments backed by physical commodities).

         International Fund

                  The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

         Income and Growth Fund

                  The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

10.      Real Estate

         U.S. Fund

                  The U.S. Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

         International Fund

                  The International Fund may not purchase or invest in real estate or interests in real estate (although it may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

         Income and Growth Fund

                  The Income and Growth Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

11.      Borrowing, Senior Securities, Reverse Repurchase Agreements

                  The Funds may not issue senior securities as defined by the 1940 Act, except that a Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of the value of its total assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund's total assets (measured in each case at the time of borrowing).

12.      Joint Trading

                  The U.S. Fund*, the International Fund and the Income and Growth Fund* may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

13.      Pledging Assets

                  The Funds may not pledge, mortgage, hypothecate or otherwise encumber their assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices

14.      Investing in Securities of Other Investment Companies

                  The U.S. Fund*, the International Fund* and the Income and Growth Fund* will each limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company and will invest no more than 10% of its total assets in investment companies in general. The Funds will purchase securities of closed-end investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets.

15.      Illiquid Securities.

                  Each Fund may not invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the 1933 Act, which the Trustees have determined to be liquid.*

16.      Options.*

                  The Funds may write, purchase or sell put or call options on securities, stock indices and foreign currencies, or combinations thereof, as discussed elsewhere in this Statement of Additional Information.*

17.      Futures Contracts.*

                  The Funds may not purchase financial futures contracts and related options except for "bona fide hedging" purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by the Fund for open futures options positions, less the amount by which any such positions are "in-the-money," may not exceed 5% of the Fund's total assets.

                  Except as otherwise stated in this Statement of Additional Information or in the Prospectus, if a percentage limitation set forth in an investment policy or restriction of a Fund is adhered to at the time of investment or at the time a Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of a Fund, will not result in a violation of such restriction.

                  For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".

                           CERTAIN RISK CONSIDERATIONS

                  There can be no assurance that a Fund will achieve its investment objective and an investment in the Funds involves certain risks which are described under "ABOUT THE FUNDS -Main Risks" and "PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS-Investment Risks" in the Funds' Prospectus.

                  The Income and Growth Fund is a non-diversified fund within the meaning of the 1940 Act. Its portfolio may be less diversified than the portfolios of investment companies which are diversified as defined by the 1940 Act. While the U.S. Fund and International Fund are diversified within the meaning of the 1940 Act, each of the Funds concentrates its investments in the securities of companies engaged principally in the real estate industry. Investors should understand that investment in the Funds may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of industries and investment alternatives.

                                   MANAGEMENT

                  The Trustees and executive officers of the Trust, their ages, addresses and principal occupations during the past five years are set forth below:

                  Laurence B. Ashkin (73), 180 East Pearson Street, Chicago, IL
- Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980. Trustee Emeritus of Evergreen Fund Complex.


                  H. Guy Leibler (47), 25 Cowdray Park Drive, Greenwich, CT - Trustee. President of Skidmore, Owings, & Merrill LLP (since June 2001); Director and Chairman of White Plains Hospital Center (since 1988);
Chairman and President of Paitatus, a news media company (1997-1999); Director of Brand Space Inc., a brand marketing/advertising company (1997-1999); Advisor to Sony/Loews Theaters, an entertainment company (1995-1997); President of Sony Plaza, Inc., a consumer electronics, music and film company (1993-1996); and President and Chief Executive Officer of Schulman Realty (1978-1992).


                  Samuel A. Lieber* (45), 122 East 42nd Street, New York, New York - Trustee and President. Member of Alpine Management & Research, LLC since November 1997. Formerly, Portfolio Manager, Evergreen Asset Management Corp. ("EAM") (1985-1997).

                  * Trustee who is deemed to be an "interested person" of the Trust, as such term is defined by the 1940 Act.

                  Robert W. Gadsden (45), 122 East 42nd Street, New York, New York - Secretary. Employee of Alpine Management & Research, LLC since September 1999. Formerly, Vice President, Prudential Realty Group (1990-1999).

                  Georgette H. Prigal (36), BISYS Fund Services, Inc. 90 Park Avenue, 10th floor, New York, New York - Vice President. From October 1996 to present, Vice President, BISYS Fund Services, Inc.; for the three years prior, Assistant Vice President, PaineWebber.

                  Nina L. Jackson (41), BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 - Treasurer. From September 24, 2001 to present, Vice President, Financial Services, BISYS Fund Services, Inc.; prior to joining BISYS, Ms. Jackson was a Director of Accounting with McDonald's Corporation where she was employed for 12 years.

                  Alaina V. Metz (34), BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 - Assistant Secretary. From June 1995 to present, Chief Administrator, Administration Services, BISYS Fund Services, Inc.; from May 1989 to June 1995, Supervisor, Mutual Fund Legal Department, Alliance Capital Management.

                  The Trust pays an annual fee to each Trustee who is not an officer or employee of the Adviser or distributor (or any affiliated company of the Adviser or distributor) in the amount of $5,000. Travel expenses of Trustees who are not affiliated persons of the Adviser or distributor (or any affiliated company of the Adviser or distributor) which are incurred in connection with attending meetings of the Board of Trustees will also be reimbursed.

                  Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by the Trust for the twelve-month period ended October 31, 2001.

                           TRUSTEES COMPENSATION TABLE

                           TRUSTEE               COMPENSATION FROM
                                                       TRUST
                     ------------------          -----------------
                     Laurence B. Ashkin                $5,000

                     H. Guy Leibler                    $5,000

                     Samuel A. Lieber                       0

                  As of January 16, 2002, Samuel A. Lieber owned 5.7032% of the U.S. Fund's Class Y shares, 8.1201% of the International Fund's Class Y Shares and 8.3784% of the Income & Growth Fund's Class Y shares, and all other officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

                  Set forth below is information with respect to each person, who, to the Trust's knowledge, owned beneficially or of record more than 5% of any class of a Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of January 16, 2002.

NAME AND ADDRESS                              NAME OF FUND/CLASS       NUMBER OF SHARES          % OF CLASS/FUND

Stephen A. Lieber                             U.S. Fund / Y               99,739.134                  5.6732
1210 Greacen Point Rd.
Mamaroneck, NY  10543-4613

Charles Schwab & Co. Inc.                     U.S. Fund / Y              137,933.464                  7.8456
Special Custody Account for Benefit of
Customers
Reinvest Account
101 Montgomery St.
San Francisco, CA  94104-4122

The Essel Foundation                          U.S. Fund / Y              320,437.576                 18.2265
1210 Greacen Point Rd.
Mamaroneck, NY  10543-4613

National Investor Services Corporation        U.S. Fund / Y              346,786.799                 19.7252
55 Water Street, 32nd Floor
New York, NY 10041

Bear Sterns Securities Corporation            U.S. Fund / Y              268,253.787                 15.2582
FBO 107-20071-13
1 Metrotech Center North
Brooklyn, NY 11201

Constance E. Lieber                           U.S. Fund / Y               92,061.019                  5.2364
1210 Greacen Point Rd.
Mamaroneck, NY  10543-4613

MLPF&S for the sole benefit                   U.S. Fund / B               16,631.916                 10.6140
of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. E 2nd
Jacksonville, FL  32246-6484

The Essel Foundation                          International Fund         175,602.301                  8.2046
1210 Greacen Point Rd.                        / Y
Mamaroneck, NY  10543-4693

Samuel A. Lieber                              International Fund         171,743.239                  8.0242
2 Beach Ave.                                  / Y
Larchmont, NY  10538-4005

Samuel A. Lieber                              International Fund         114,597.283                  5.3543
Janice Ruth Lieber Trust                      / Y
1210 Greacen Point Rd.
Mamaroneck, NY 10543

Charles Schwab & Co. Inc.                     International Fund         166,660.800                  7.7868
Special Custody Account for the Exclusive     / Y
Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104-4122

Bear Sterns Securities Corporation            International Fund         962,770.720                 44.9829
FBO 107-20071-13                              / Y
1 Metrotech Center North
Brooklyn, NY 11201

Donaldson Lufkin Jenrette                     International Fund             539.360                 11.2497
Securities Corporation Inc.                   / B
P.O. Box 2052
Jersey City, NJ  07303-9998

MLPF&S for the sole benefit                   International Fund             676.000                 14.0996
of its Customers                              / B
Attn:  Fund Administration
4800 Deer Lake Dr. E. 2nd
Jacksonville, FL  32246-6484

Donaldson Lufkin Jenrette                     International Fund             250.454                  5.2238
Securities Corporation Inc.                   / B
P.O. Box 2052
Jersey City, NJ  07303-9998

NFSC FEBO C8F-200255                          International Fund             801.282                 16.7127
NFSC FMTC IRA                                 / B
108 Long View Ave.
White Plains, NY  10605

James R. Barnes                               International Fund             371.302                  7.7444
Marilyn K. Barnes                             / B
722 Saratoga Dr.
Murfreesboro, TN 37130

First Union National Bank                     International Fund             243.543                  5.0797
John E. Blassick                              / B
6424 SW 37th Way
Gainesville, FL 32608

UMB BANK                                      International Fund             236.258                  5.4909
5375 14th Ave. N                              / B
St. Petersburg, FL 32246

Samuel A. Lieber                              Income Fund / Y             58,983.877                  8.3784
2 Beach Ave.
Larchmont, NY  10538-4005

Samuel A. Lieber                              Income Fund / Y             58,983.877                  8.3784
Janice Ruth Lieber Trust
1210 Greacen Point Rd.
Mamaroneck, NY  10543-4613

Balsa & Co.                                   Income Fund / Y            153,959.082                 21.8692
P.O. Box 2558
Houston, TX 77252

Essel Foundation                              Income Fund / Y            158,914.515                 22.5731
1210 Greacen Point Rd.
Mamaroneck, NY 10543

INFD & Co.                                    Income Fund / Y             94,527.666                 13.4272
P.O. Box 9005
Church St. Station
New York, NY 10008

Bear Sterns Securities Corporation            Income Fund / Y             58,983.877                  8.3784
FBO 107-20071-13
1 Metrotech Center North
Brooklyn, NY 11201

BISYS Fund Services Ohio Inc.                 Income Fund / B                120.844                 25.7448
60 State Street, Suite 1300
Boston, MA 02109

Emily E. McClean                              Income Fund / B                 68.768                 14.6504
1467 Union St.
Clearwater, FL 33755

First Trust Corporation                       Income Fund / B                275.488                 58.6904
Joe D. Kowing
P.O. Box 173301
Denver, CO 80217


                  As a result of his direct and beneficial ownership of 44.9829% of the outstanding Class Y shares of Alpine International Real Estate Equity Fund on January 16, 2002, Bear Sterns Securities Corporation may be deemed to "control" the Fund as that term is defined in the 1940 Act.

                  As a result of its direct and beneficial ownership of 25.7448% of the outstanding Class B shares of Alpine Realty Income & Growth Fund on January 16, 2002, BISYS Fund Services Inc. may be deemed to "control" the Fund as that term is defined in the 1940 Act.

                  As a result of its direct and beneficial ownership of 58.6904% of the outstanding Class B shares of Alpine Realty Income & Growth Fund on January 16, 2002, First Trust Corporation may be deemed to "control" the Fund as that term is defined in the 1940 Act.

                                 CODE OF ETHICS

                  The Adviser and the Trust have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. BISYS Fund Services Limited Partnership (the "Distributor") has also adopted a Code of Ethics. Each Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Trust, Adviser or Distributor ("access persons"), as applicable. Rule 17j-1 and each Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Each Code permits Access Persons to trade securities for their own accounts and generally require them to report certain securities transactions which are permitted under the respective Code. Each Code is included as an exhibit to the Trust's registration statement which is on file with, and available from, the Securities and Exchange Commission.

                               INVESTMENT ADVISER

         The management of each Fund is supervised by the Trustees of the Trust. Alpine Management & Research, LLC provides investment advisory services to the Funds pursuant to Investment Advisory Agreements entered into with the Trust (the "Advisory Agreements").

         The Adviser, located at 122 East 42nd Street, New York, New York 10168, is a Delaware limited liability company. It was formed for the purpose of providing investment advisory and management services to investment companies (including the Funds) and other advisory clients. The sole member and controlling person of the Adviser is Mr. Samuel A. Lieber. Mr. Lieber was previously associated with EAM, the former investment adviser of the U.S. Fund and the International Fund, and was primarily responsible for investment advisory services provided to those Funds.

         Under the Advisory Agreements, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, the Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. The Adviser pays the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in the Prospectus. The advisory fees paid by the Funds to EAM and the Adviser for the three most recent fiscal periods were as follows:


U.S. FUND              PERIOD ENDED         YEAR ENDED            YEAR ENDED      YEAR ENDED
                         10/31/01             9/30/01               9/30/00         9/30/99
Advisory Fee             $18,398             $231,977             $205,776         $339,537
Waiver                         0                    0                    0                0
                         -------------------------------------------------------------------
Net Advisory Fee         $18,398             $231,977             $205,776         $339,537
                                                                                   ========

Expense Reimbursement    $ 4,175             $ 41,836             $ 42,651         $      0
                                                                                   --------



INTERNATIONAL FUND                    YEAR ENDED           YEAR ENDED             YEAR ENDED
                                       10/31/01             10/31/00               10/31/99
Advisory Fee                          $292,969              $313,249               $373,589
Waiver                                       0                     0                      0

                                                                                    -------
Net Advisory Fee                      $292,969              $313,249               $373,589
                                                                                    =======
Expense
Reimbursement                          $53,628               $64,879                     $0
                                                                                    -------


INCOME &                                                                             PERIOD
GROWTH FUND                          YEAR ENDED              YEAR ENDED              ENDED
                                      10/31/01               10/31/00               10/31/99
Advisory Fee                           $81,321               $55,219                $26,862
Waiver                                 $81,321                55,219                 19,943
Net Advisory Fee                             0                    $0                 $6,919
                                                                                     ======
Expense Reimbursement                  $14,861               $34,017                $52,787
-------------------------------------------------------------------------------------------

         Each Advisory Agreement is terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of the Fund's outstanding shares, or by a vote of a majority of the Trustees or by the Adviser. The Advisory Agreements provide that they will automatically terminate in the event of their assignment. Each Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

         The U.S. Fund's and the International Fund's Advisory Agreements became effective on February 17, 1998 and have initial terms of two years. The agreements were approved by the persons then serving as Trustees, including a majority of the Trustees who were not "interested persons" of the Trust, as defined by the 1940 Act ("Independent Trustees"), on December 17, 1997 and were approved by shareholders of each Fund at a meeting held on February 17, 1998. The Income and Growth Fund's Investment Advisory Agreement also has an initial term of two years and was approved by the Trustees, including a majority of the Independent Trustees, on April 13, 1998. Each Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Funds have adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund or between a Fund and certain other accounts that are managed by the Adviser. Each Fund may from time to time engage in such transactions in accordance with these procedures.

                                   DISTRIBUTOR

         Each Fund has entered into a distribution agreement with BISYS Fund Services Limited Partnership (the "Distributor"). The Funds have authorized the Distributor to use appropriate efforts to solicit orders for the sale of shares of each Fund, including such advertising and promotion as it believes reasonable in connection with such solicitation. The Distributor finances such promotional activities at its own expense.

                             ALLOCATION OF BROKERAGE

         Decisions regarding the placement of orders to purchase and sell investments for the Funds are made by the Adviser, subject to the supervision of the Trustees. A substantial portion of the transactions in equity securities for the U.S. Fund and Income and Growth Fund will occur on domestic stock exchanges. A substantial portion of the transactions in equity securities for the International Fund will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

         The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds' policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Trust believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Funds and the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

         In seeking to implement the Funds' policies, the Adviser effects transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Funds or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Funds directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.


                           ADDITIONAL TAX INFORMATION
       (See also "Dividends, Distributions and Taxes" in the Prospectuses)

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders which receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. The backup withholding rate is
(i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005 and (iii) 28% for amounts paid during 2006 through 2010. Under current law, the backup withholding rate for amounts paid after December 31, 2010 will be 31%, although legislation may be enacted which provides for a different rate. If the backup withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

         Each Fund maintains accounts and calculates income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. These gains or losses increase or decrease, respectively, the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         Each Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Funds anticipate that their hedging activities will not adversely affect their regulated investment company status.

         Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

         Each Fund intends to meet for each taxable year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid if it is determined by the Adviser to be beneficial to do so. There can be no assurance that the Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, generally will not be affected by any such "pass through" of foreign tax credits.

         Each Fund may invest in equity interests of certain entities that may qualify as "passive foreign investment companies". Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. The Code generally allows the Funds to elect to mark to market and recognize gains on such investments at each Fund's taxable year end. Each Fund will take steps to minimize income taxes and interest charges arising from such investments. Application of these rules may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its investments in equity interests in "passive foreign investment companies" to ensure its ability to comply with these distribution requirements.

                                 NET ASSET VALUE

         The following information supplements that set forth in the Funds' Prospectuses in the Section entitled "HOW TO BUY SHARES - How the Funds Value Their Shares".

         The public offering price of shares for each Fund is its net asset value per share and is separately computed for each Fund. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset values of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available or if market quotations are not readily available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trust. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date.

                               PURCHASE OF SHARES

         The following information supplements that set forth in the Funds' Prospectuses under the heading "HOW TO BUY SHARES".

General

         Shares of the Funds are offered on a continuous basis by the Distributor at a price equal to their net asset value without any front-end, level load, contingent sales charges, or Rule 12b-1 distribution expenses. Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value. Investors may purchase shares of the Funds at net asset value by mail or wire as described in the Prospectus.

         In addition, each Fund has authorized one or more brokers to accept on a Fund's behalf purchase and redemption orders ("authorized brokers"). Such authorized brokers may designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, an authorized broker's designee, accepts the order. Such orders will be priced at the net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

         The minimum initial investment in each Fund is $1,000; there is no minimum for subsequent investments. Investors may use the Share Purchase Application available from the Distributor for his or her initial investment. Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A broker may impose transaction fees on the purchase and/or sale of Fund shares. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day . In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Since January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B and Class C shares. Class C shares were terminated on May 1, 2000 and Class B shares are in the process of being terminated.

                  With respect to the U.S. Fund, the following commissions were paid to and amounts retained by the Distributor for the three fiscal years ended September 30:

                                            YEAR ENDED            YEAR ENDED           YEAR ENDED
U.S. FUND                                    10/31/01               9/30/00               9/30/99
Commissions Received                          $957.59             $2,129.39            $5,428.46
Commissions Retained                            $4.73               $131.19            $1,686.04

         With respect to the International Fund, the following commissions were paid to and amounts were retained by the Distributor for the three fiscal years ended October 31:

                                            YEAR ENDED             YEAR ENDED          YEAR ENDED
INTERNATIONAL FUND                           10/31/01               10/31/00            10/31/99
Commissions Received                          $241.00               $169.98            $2,261.99
Commissions Retained                           $25.12                 $0                 $136.99

         With respect to the Income and Growth Fund, the following commissions were paid to and amounts were retained by the Distributor for the three fiscal years ended October 31:

                                            YEAR ENDED             YEAR ENDED           YEAR ENDED
INCOME AND GROWTH                           10/31/01                10/31/00             10/31/99
FUND
Commissions Received                            $0                    $0                   $0
Commissions Retained                            $0                    $0                   $0


                  HISTORY OF THE FUNDS AND GENERAL INFORMATION

Capitalization and Organization

         The Funds are each separate series of Alpine Equity Trust (formerly Evergreen Global Equity Trust), a Massachusetts business trust organized in 1988. The Trust is governed by its Board of Trustees. The Funds may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. All shares of the Funds have equal rights and privileges. The outstanding shares of the Funds consist of Class Y shares of each of the Funds. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         On February 17, 1998, in connection with the acquisition of certain of the assets of EAM that relate to the management of the Funds by the Adviser, the names of the Trust, the U.S. Fund and International Fund were changed from Evergreen Global Equity Trust, Evergreen U.S. Real Estate Equity Fund and Evergreen Global Real Estate Equity Fund.

         Under the Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees are authorized to classify and reclassify any issued class of shares of a Fund into shares of one or more classes of the Fund and to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Trust with different investment objectives, policies or restrictions, additional series or classes of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios, including the Funds, would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition the Trustees may, in the future, create additional classes of shares of the Funds. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Trust may not be modified except by the vote of a majority of the outstanding shares of such series.

         Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Trust's Declaration of trust provides that no shareholder will be personally liable for the obligations of the Trust and requires that every written contract made by the Trust contain a provision to that effect. If any shareholder were required to pay any liability of the Trust, that person would generally be entitled to reimbursement from the general assets of the Trust.

Distributor

         The Distributor, BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., located at 120 Clove Road, Little Falls, New Jersey 07424, serves as each Fund's principal underwriter. It has entered into agreements with brokerage firms to act as dealers in connection with sale of shares of the Funds and may solicit orders from the public to purchase shares of the Funds. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor for certain losses and liabilities, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities arising under the 1933 Act.

Administrator

BISYS Fund Services Ohio, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., located at 120 Clove Road, Little Falls, New Jersey 07424, provides administration services to the Funds. These services include: assisting in the supervision of all aspects of the operations of the Funds (except those performed by the Adviser, the custodian, the transfer agent or the fund accounting agent); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders. The Funds each pay BISYS an annual fee equal to the greater of 0.23% of the Fund's average daily net assets or $250,000 for administration services provided by BISYS Fund Services Ohio, Inc. and for transfer agent and fund accounting services provided by BISYS Fund Services, Inc.

Transfer Agent and Fund Accounting Agent

         BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, acts as each Fund's transfer agent and dividend-disbursing agent. It also provides accounting services to the Fund.

Counsel

         Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York, serves as counsel to the Trust.

Independent Auditors

         PricewaterhouseCoopers LLP has been selected to be the independent auditors of the Funds.

Custodian

         State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, acts as each Fund's custodian.

                             PERFORMANCE INFORMATION

Total Return

         From time to time each Fund may advertise its "total return". A Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). A Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The shares of the Funds outstanding prior to January 3, 1995, have been reclassified as Class Y shares. Set forth in the tables below is the average annual compounded total return for shares being offered by the Funds for the one and five year fiscal periods (to the extent the class has existed for such periods) ended October 31, 2001 for the U.S. Fund, International Fund and the Income & Growth Fund, and from inception through such dates.

U.S. Fund:

                            ONE YEAR          FIVE YEARS          SINCE INCEPTION           INCEPTION DATE
       Class Y                5.86%            7.66%                  8.22%                 Sept. 3, 1993


International Fund:

                             ONE YEAR          FIVE YEARS          TEN YEARS          INCEPTION DATE
       Class Y               -3.06%              0.18%              4.20%              Feb. 1, 1989



Income & Growth Fund

                                  ONE YEAR              SINCE INCEPTION           INCEPTION DATE
       Class Y                    11.44%                    13.85%                 Dec. 29, 1998



         A Fund's quotations of total return reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value according to the following formula:

                                P (1 + T) to the power of n = ERV

where "P" represents a hypothetical initial investment of $1,000; "T" represents average annual total return; "n" represents the number of years; and "ERV" represents the ending redeemable value of the initial investment. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of any agreement by the Adviser to waive its fees or to absorb certain expenses of a Fund. Quotations of total return will be for one year, five year and ten year periods ended on the date of the most recent balance sheet included in the Trust's registration statement at such times as the registration statement has been in effect for such periods. Until such time as the registration statement has been effective for the one year, five year and ten year periods, a Fund's quotations of total return will also include a quotation of total return for the time period during which the registration statement has been in effect or the time period since the commencement of operations, whichever period begins later. The Funds may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of a Fund over the entire period for which the quotation is given.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in its portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, Europe, Australia and Far East index, Morgan Stanley Capital International Equity Emerging Markets Free Index or any other commonly quoted index of common stock prices, which are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

         All shareholder inquiries may be directed to the shareholder's broker, or may be directed to the Funds at the address or telephone number shown on the front cover of this

Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The Funds' financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of PricewaterhouseCoopers LLP, the Funds' independent auditors appearing therein, are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.

                                  APPENDIX "A"


DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

         Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

         - SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         -        SP-2 Satisfactory capacity to pay principal and interest.

         -        SP-3 Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

         - MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         - MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         - MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         - MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

         Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                                  APPENDIX "B"

                               FUTURES AND OPTIONS

         The following information should be read in conjunction with the discussions of options and futures elsewhere in this Statement of Additional Information.

OPTIONS ON SECURITIES

         An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. Options on securities and indices purchased and written by the Portfolios may be traded on NASDAQ rather than on an exchange. Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

         An option position in an exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Funds would have to exercise the option in order to realize any profit. This would result in the Funds incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call


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
option or upon the purchase of underlying securities upon the exercise of a put option. If the Funds as covered call option writers are unable to effect a closing purchase transaction in a secondary market, unless the Funds are required to deliver the stock pursuant to the assignment of an exercise notice, they will not be able to sell the underlying security until the option expires.

         Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

         Each Fund may also invest in so-called "synthetic" options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

         Options transactions may be effected on domestic and foreign securities exchanges or in the over-the-counter market. Options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter and synthetic options, which could result in losses to the Fund. Over-the-counter option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid securities by the Funds.


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
OPTIONS ON STOCK INDICES

         In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

         The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME
SECURITIES AND STOCK INDICES

         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the


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
index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.

         A stock index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indices underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

         An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


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
         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.


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